Exhibit 10.24

First LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 18, 2013 (the “First Loan Modification Closing Date”), by and among MIDCAP FINANCIAL SBIC, LP, a Delaware limited partnership (“MidCap”), as administrative agent (the “Agent”), (b) the Lenders party hereto, including, without limitation, MidCap and SILICON VALLEY BANK, a California Corporation (“SVB”), each a “Lender”, and collectively the “Lenders”, and (c) CHIMERIX, INC., a Delaware corporation (“Borrower”).

1.          DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of January 27, 2012, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 27, 2012, among Borrower, Agent and the Lenders (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.          DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.          DESCRIPTION OF CHANGE IN TERMS.

A.           Modifications to Loan Agreement.

1.	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.6(a) thereof:

“(a)          Maintain its, its Subsidiaries’, and its Parent’s operating, depository and securities accounts with SVB and SVB’s Affiliates, which accounts shall represent at least ninety percent (90.0%) of the dollar value of Borrower’s and such Subsidiaries’ and Parent’s accounts at all financial institutions.”

and inserting in lieu thereof the following:

“(a)          Maintain its, its Subsidiaries’, and its Parent’s operating, depository and securities accounts with SVB and SVB’s Affiliates, which accounts shall represent at least fifty percent (50.0%) of the dollar value of Borrower’s and such Subsidiaries’ and Parent’s accounts at all financial institutions.”

2.	The Loan Agreement shall be amended by deleting the following text appearing as Section 8.2(a) thereof:

“(a)          Borrower fails or neglects to perform any obligation in Sections 6.1(a) (with respect to Borrower’s maintenance of legal existence set forth in first sentence only), 6.2, 6.4, 6.5, 6.6, or 6.9, or violates any covenant in Section 7; or”

and inserting in lieu thereof the following:

“(a)          Borrower fails or neglects to perform any obligation in (x) Section 6.6(a) with respect to the percentage required to be maintained with SVB and SVB’s Affiliates, and such failure is not cured within three (3) Business Days after Borrower’s knowledge thereof, or (y) any of Sections 6.1(a) (with respect to Borrower’s maintenance of legal existence set forth in first sentence only), 6.2, 6.4, 6.5, 6.6 (other than as set forth in clause (x) above), or 6.9, or violates any covenant in Section 7; or”

4.          FEES & EXPENSES. Borrower shall reimburse Agent and the Lenders for all legal fees and out-of pocket expenses incurred in connection with this Loan Modification Agreement.

5.          RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Agent, for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

6.          PERFECTION CERTIFICATE. Borrower hereby agrees to deliver, within thirty (30) days following the date hereof, an update to the terms and disclosures contained in Borrower’s Perfection Certificate dated as of December 22, 2011.

7.          NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Agent and/or the Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent and/or the Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and/or the Lenders from any liability thereunder.

8.          REPRESENTATIONS AND WARRANTIES. To induce Agent and the Lenders to enter into this Loan Modification Agreement, Borrower does hereby warrant, represent and covenant to Agent and the Lenders that, after giving effect to this Loan Modification Agreement, (i) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the date of this Loan Modification Agreement as if such representation or warranty were made on and as of the date of this Loan Modification Agreement (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), (ii) no Default or Event of Default has occurred and is continuing as of the date hereof and (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Loan Modification Agreement and this Loan Modification Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

9.          CONTINUING VALIDITY. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. The Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Agent or the Lenders to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Agent, the Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by the Lenders in writing. No maker will be released by virtue of this Loan Modification Agreement.

10.         CONDITION PRECEDENT TO EFFECTIVENESS OF THIS LOAN MODIFICATION AGREEMENT. This Loan Modification Agreement shall become effective as of the date referred to above upon the satisfaction of the following conditions precedent:

A.	Agent shall have received, in form and substance satisfactory to Agent and the Lenders, one or more counterparts of this Loan Modification Agreement, duly executed and delivered by Borrower, Agent and the Lenders.

B.	Agent shall have received, in form and substance satisfactory to Agent and the Lenders, a Control Agreement with respect to the securities account to be established by Borrower at UBS Financial Services Inc.

C.	Borrower shall have executed and delivered to Agent and the Lenders such additional documents, instruments, and agreements as Agent may reasonably request.

11.         COUNTERPARTS. This Loan Modification Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.         GOVERNING LAW. THIS LOAN MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

13.         ENTIRE AGREEMENT. The Existing Loan Documents as and when amended through this Loan Modification Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

[Remainder of Page Intentionally Left Blank –

Signature Page(s) to Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first written above.

BORROWER:

CHIMERIX, INC.

By: /s/ Timothy W. Trost
Name: Timothy W. Trost
Title: SVP & CFO

AGENT:

MIDCAP FINANCIAL SBIC, LP

By: MIDCAP FINANCIAL SBIC GP, LLC, its General Partner

By: /s/ Luis Viera
Name: Luis Viera
Title: Managing Director

LENDERS:

MIDCAP FINANCIAL SBIC, LP

By: MIDCAP FINANCIAL SBIC GP, LLC, its General Partner

By: /s/ Luis Viera
Name: Luis Viera
Title: Managing Director

SILICON VALLEY BANK, as a Lender

By: /s/ Chris J. Stoecker
Name: Chris J. Stoecker
Title: Director

[Signature Page – First Loan Modification Agreement – Term Loan]